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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 7, 2004


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


          000-9409                                      91-6087550
  (Commission File Number)                  (I.R.S. Employer Identification No.)


          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA  98168
                               (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION
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   99.1         Press  Release  dated  May  7,  2004

ITEM 12.     RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 7, 2004, Mercer International Inc. (the "Company") announced by press release the Company's results for its first quarter ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MERCER  INTERNATIONAL  INC.

                                                /s/  David  M.  Gandossi
                                                -------------------------------
                                                David  M.  Gandossi
                                                Chief  Financial  Officer


Date:     May  7,  2004


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                            MERCER INTERNATIONAL INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT NUMBER     DESCRIPTION
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     99.1          Press  release  dated  May  7,  2004